EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Balakrishnan B S Muthu, certify, as of the dates hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Verde Resources, Inc. on Form 10-Q for the period ended December 31, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Verde Resources, Inc. at the dates and for the periods indicated.

Date: February 19, 2020

By:	/s/ Balakrishnan B S Muthu
Balakrishnan B S Muthu
Chief Executive Officer

I, Balakrishnan B S Muthu, certify, as of the dates hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Verde Resources, Inc. on Form 10-Q for the period ended December 31, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Verde Resources, Inc. at the dates and for the periods indicated.

Date: February 19, 2020

By:	/s/ Balakrishnan B S Muthu
Balakrishnan B S Muthu
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Verde Resources, Inc. and will be retained by Verde Resources, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.